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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 12, 2003


                       World Wrestling Entertainment, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     000-27639                04-2693383
 ----------------------------        --------------         -------------------
 (State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)               File Number)          Identification No.)


                    1241 East Main Street, Stamford, CT 06902
           ---------------------------------------------------------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (203) 352-8600



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Item 5.     Other Events.

         On June 12, 2003, World Wrestling Entertainment, Inc. issued the press release filed as Exhibit 99.1 to this Form 8-K.

Item 7.     Financial Statements and Exhibits.

            (c)  Exhibits

            99.1          Press Release dated June 12, 2003

            99.2          Press Release dated June 12, 2003


Item 9.  Regulation FD Disclosure.

         The information set forth under this Item 9 "Regulation FD Disclosure" is intended to be furnished under Item 12 "Results of Operations and Financial Condition." On June 12, 2003, World Wrestling Entertainment, Inc. issued the press release filed as Exhibit 99.2 to this Form 8-K.


                               Page 2 of 4 pages.
                            Exhibit Index on page 4.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          WORLD WRESTLING ENTERTAINMENT, INC.



                          By: /s/ Philip B. Livingston
                              ------------------------------------
                              Philip B. Livingston
                              Chief Financial Officer

Dated:  June 12, 2003


                               Page 3 of 4 pages.
                            Exhibit Index on page 4.

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                                  EXHIBIT INDEX
                                  -------------


         99.1              Press Release dated June 12, 2003

         99.2              Press Release dated June 12, 2003



                               Page 4 of 4 pages.
                            Exhibit Index on page 4.